EXHIBIT 10.89

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of March 14, 2008, by and among U.S. HELICOPTER CORPORATION, a Delaware corporation (the "COMPANY"), and YA GLOBAL INVESTMENTS, L.P. (the "BUYER").

                                   WITNESSETH

         WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("REGULATION D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase (i) Six Hundred Eight Thousand Dollars ($608,000) of secured debentures in the form attached hereto as "EXHIBIT A" (the "DEBENTURES"), which shall be funded on March 14, 2008 (the "FUNDING DATE") for a total purchase price of Six Hundred Eight Thousand Dollars ($608,000) (the "PURCHASE PRICE") as set forth opposite the Buyers name on
Schedule I (the "SUBSCRIPTION AMOUNT");

         WHEREAS, on the date hereof, the Company and the Buyers are executing and delivering an Amendment No. 3 to the Amended and Restated Security Agreement (the "SECURITY AGREEMENT") pursuant to which the Company agreed to extend the Buyers security interest which was originally created in connection with a loan made to the Company by the Buyers in the Pledged Property (as this term is defined in the each Security Agreement) to secure all the Company's obligations to the Buyer, which shall include all obligations to the Buyer created in this Agreement and the Debentures issued in connection herewith;

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer hereby agree as follows:

                  1. PURCHASE AND SALE OF DEBENTURES.

                           (a) PURCHASE OF DEBENTURES. Subject to the
satisfaction (or waiver) of the terms and conditions of this Agreement, the Buyer agrees to purchase and the Company agrees to sell and issue to the Buyer Debentures in amounts corresponding with the Subscription Amount set forth opposite the Buyer's name on Schedule I hereto.

                           (b) CLOSING DATES. The Closing of the purchase and
sale of the Debentures shall take place at 10:00 a.m. Eastern Standard Time on March 14, 2008 (the "CLOSING DATE"), subject to notification of satisfaction of the conditions to the Closing set forth herein on or before the Funding Date. The Closing shall occur on the Closing Date at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer).

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                           (c) FORM OF PAYMENT. Subject to the satisfaction of
the terms and conditions of this Agreement, on the Closing Date, (i) the Buyer shall deliver to the Company such aggregate proceeds for the Debentures to be issued and sold to the Buyer at the Closing, minus the fees to be paid directly from the proceeds of the Closing as set forth herein, and (ii) the Company shall deliver to the Buyer, Debentures which the Buye is purchasing at the Closing in amounts indicated opposite the Buyer's name on Schedule I, duly executed on behalf of the Company.

                  2. COVENANTS.

                           (a) FORM D. The Company agrees to file a Form D with
respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Debentures, or obtain an exemption for the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

                           (b) USE OF PROCEEDS. The Company will use the
proceeds from the transaction contemplated herein in accordance with the budget forth as Exhibit B hereto (the "BUDGET"). Management may not deviate from any line item of the Budget, and no portion of the Purchase Price may be used for payment of management salaries.

                           (c) RESTRICTION ON FURTHER BRIDGE FINANCING. For so
long as the Debentures remain outstanding, the Company shall not, without the prior consent of the Buyer (i) enter into any financing transaction with any third party, (ii) issue and sell any shares of its capital stock (including, without limitation, common stock, preferred stock, or any securities convertible or exercisable into common stock), except to satisfy previsouly existing commitments, or (iii) incur any additional indebtedness of any kind..

                           (d) FEES AND EXPENSES. The Company shall pay to
Yorkville Advisors LLC ("YORKVILLE") a fee of $30,000 for monitoring and managing the investment by YA Global Investments, L.P. ("YA GLOBAL") described herein, pursuant to Yorkville's existing advisory obligations to YA Global, for structuring the transaction described herein and for legal fees.

                  3. GOVERNING LAW: MISCELLANEOUS.

                           (a) GOVERNING LAW. This Agreement shall be governed
by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

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                           (b) COUNTERPARTS. This Agreement may be executed in
two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                           (c) HEADINGS. The headings of this Agreement are for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           (d) SEVERABILITY. If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                           (e) ENTIRE AGREEMENT, AMENDMENTS. This Agreement
supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           (f) SUCCESSORS AND ASSIGNS. This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

                           (g) SURVIVAL. Unless this Agreement is terminated,
all agreements, representations and warranties contained in this Agreement or made in writing by or on behalf of any party in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                           (h) FURTHER ASSURANCES. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           (i) NO STRICT CONSTRUCTION. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                   [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                        COMPANY:
                                        U.S. HELICOPTER CORPORATION


                                        By:  /S/ GEORGE J. MEHM, JR.
                                           -------------------------
                                        Name:  George J. Mehm, Jr.

                                        Title:  Chief Financial Officer and
                                                Sr. Vice President



                                        BUYERS:
                                        YA GLOBAL INVESTMENTS, L.P.

                                        By:      Yorkville Advisors, LLC
                                        Its:     Investment Manager


                                        By:       /S/ MARK ANGELO
                                                -------------------
                                        Name:    Mark Angelo
                                        Its:     Portfolio Manager

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

                                                    SCHEDULE I

                                                SCHEDULE OF BUYERS


               (1)                       (2)               (3)             (4)                 (5)
              BUYER                                 SUBSCRIPTION AMOUNT          LEGAL REPRESENTATIVE'S ADDRESS
                                                                                      AND FACSIMILE NUMBER
                                   FIRST CLOSING

YA GLOBAL INVESTMENTS, L.P.        $608,000                                     Troy Rillo, Esq.
                                                                                101 Hudson Street, Suite 3700
101 Hudson Street, Suite 3700                                                   Jersey City, New Jersey 07302
Jersey City, NJ  07302                                                          Telephone: (201) 985-8300
Attention: Mark Angelo                                                          Facsimile: (201) 985-8266
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
Residence:  Cayman Islands

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